Exhibit 10.1

AMENDMENT TO LINE LETTER AGREEMENTS

THIS AMENDMENT TO LINE LETTER AGREEMENTS (this “Amendment”) is entered into as of June 25, 2015, by and among IM BRANDS, LLC, a Delaware limited liability company (“IM Brands”), JR LICENSING, LLC, a Delaware limited liability company (“JR Licensing”), H LICENSING, a Delaware limited liability company (“H Licensing”), XCEL BRANDS, INC., a Delaware corporation (“Guarantor”) and BANK HAPOALIM B.M. (“Bank”).

BACKGROUND

IM Brands, Guarantor and Bank are parties to a Line Letter Agreement dated as of July 31, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “IM Brands Letter Agreement”) pursuant to which Bank made a term loan to IM Brands.

JR Licensing, Guarantor and Bank are parties to a Line Letter Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “JR Licensing Letter Agreement”) pursuant to which Bank made a term loan to JR Licensing.

H Licensing, Guarantor and Bank are parties to a Line Letter Agreement dated as of December 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “H Licensing Letter Agreement” together with the IM Brands Letter Agreement and the JR Licensing Letter Agreement, the “Letter Agreements”) pursuant to which Bank made a term loan to H Licensing.

IM Brands, JR Licensing, H Licensing, Guarantor and Bank have agreed to amend the Letter Agreements on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the financial accommodations provided by Bank to IM Brands, JR Brands and H Licensing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Letter Agreements.

2.                  Amendment to Letter Agreements. The Letter Agreements are hereby amended as follows:

(a)                The defined term “Liquid Assets” is amended to provide as follows:

“Liquid Assets” shall mean (a) the sum of (i) the assets which are unencumbered (except as permitted pursuant to the terms of the Loan Documents) in the form of cash and cash equivalents consisting of certificates of deposit and money market funds issued by a commercial bank having assets of not less than $500 million and (ii) cash on deposit with Bank to secure the reimbursement of obligations to Bank arising from the issuance of letters of credit by Bank for the benefit of Guarantor less (b) the amount of any Encumbrances thereon (other than Encumbrances in favor of Bank) and any unsatisfied judgment, writ, order of attachment, levy or garnishment entered or issued against Borrower, Parent or any of its Subsidiaries.

(b)               Section 4(i) of the IM Brands Letter Agreement, Section 4(k) of the JR Licensing Letter Agreement and Section 4(l) of the H Licensing Letter Agreement are amended to provide as follows:

“Indebtedness. Neither Borrower nor Parent shall incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any indebtedness for borrowed money, reimbursement or payment obligations or any obligation evidenced by notes, bonds, debentures or similar instruments other than (a) pursuant to the Loan Documents; (b) indebtedness to Parent or any of its Subsidiaries; provided that any such indebtedness to Parent or any of its Subsidiaries shall be subordinated to the Liabilities on terms and conditions reasonably satisfactory to the Bank; (c) indebtedness (including, without limitation, capital lease obligations) secured by liens permitted by clause (vii) of Section 4(j) in an aggregate principal amount not to exceed $750,000 at any one time outstanding; (d) indebtedness outstanding on the date hereof and listed on Schedule II hereto and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof and any shortening of the maturity of any principal amount thereof) except that Borrower and Parent may amend the indebtedness listed on Schedule II to (i) modify the manner, calculations or mechanics by which amounts thereunder are payable in capital stock of Parent and (ii) extend the maturity of all or any portion of the indebtedness evidenced thereby; (e) unsecured indebtedness not to exceed $500,000 in the aggregate at any time outstanding; (f) indebtedness under Rate Contracts entered in the ordinary course of business in order to mitigate interest rate, currency or similar risks and not for speculative purposes with respect to the Term Loan; (g) guarantee obligations of Parent with respect to the obligations of any Subsidiary of Parent; (h) guarantee obligations of Borrower with respect to the obligations of IM Brands and JR Licensing to the Bank and (i) indebtedness to the Bank.”

3.                  Conditions of Effectiveness. This Amendment shall become effective upon a Lender’s receipt of this Amendment executed by IM Brands, JR Licensing, H Licensing and Guarantor in form and substance satisfactory to Bank.

4.                  Representations and Warranties. Each of Borrower and Guarantor hereby represents and warrants as follows:

(a)                This Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of IM Brands, JR Licensing, H Licensing and Guarantor, to the extent a party thereto and are enforceable against IM Brands, JR Licensing, H Licensing and Guarantor in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or limiting the right of specific performance.

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(b)               Upon the effectiveness of this Amendment, each of IM Brands, JR Licensing, H Licensing and Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan Documents to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)                No Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)               None of IM Brands, JR Licensing, H Licensing nor Guarantor has any defense, counterclaim or offset with respect to the Loan Documents.

5.                  Effect on the Loan Documents.

(a)                Upon the effectiveness of this Amendment, each reference to a Loan Document shall mean and be a reference to such Loan Document as amended hereby.

(b)               Except as specifically amended herein, the Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)                The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of any Loan Document.

6.                  Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7.                  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                  Counterparts; Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

IM BRANDS, LLC
By: Xcel Brands, Inc., its Manager

By:	/s/ James Haran
Name: James Haran
Title: Chief Financial Officer

JR LICENSING, LLC
By: Xcel Brands, Inc., its Manager

By:	/s/ James Haran
Name: James Haran
Title: Chief Financial Officer

H LICENSING, LLC
By: Xcel Brands, Inc., its Manager

By:	/s/ James Haran
Name: James Haran
Title: Chief Financial Officer

XCEL BRANDS, INC.

By:	/s/ James Haran
Name: James Haran
Title: Chief Financial Officer

BANK HAPOALIM B.M.

By:	/s/ Authorized Signatory

By:	/s/ Authorized Signatory